UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act to 1934

Date of Report: March 31, 2004

FIRST OAK BROOK BANCSHARES, INC.

DELAWARE	0-14468	36-3220778
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1400 Sixteenth Street, Oak Brook, IL 60523
Telephone Number (630) 571-1050

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FIRST OAK BROOK BANCSHARES, INC.
FORM 8-K
March 31, 2004

Item 7. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

	Exhibit 99.1	Summary Annual Report of First Oak Brook Bancshares, Inc. dated March 15, 2004.

Item 9. Regulation FD Disclosure.

     On or about April 1, 2004, First Oak Brook Bancshares, Inc. will distribute to its shareholders a Summary Annual Report dated March 15, 2004. A copy of the Summary Annual Report is attached as Exhibit 99.1 to this Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST OAK BROOK BANCSHARES, INC. (Registrant)

Date: March 31, 2004	/S/RICHARD M. RIESER, JR. Richard M. Rieser, Jr. President

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